SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]	Preliminary information statement.	[ ]	Confidential, for use of the Commissioner only (as permitted by Rule 14c-5(d)(2))
[X]	Definitive information statement.

WILSHIRE VARIABLE INSURANCE TRUST
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: $0
[ ]	Fee paid previously with preliminary materials: N/A
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: N/A
	(2)	Form, Schedule or Registration Statement No.: N/A
	(3)	Filing Party: N/A
	(4)	Date Filed: N/A

IMPORTANT NEWS ABOUT WILSHIREVARIABLE INSURANCE TRUST

October 26, 2011

Dear Shareholder:

The Board of Trustees of Wilshire Variable Insurance Trust (the “Trust”) has approved sub-advisory agreements between Wilshire Associates Incorporated (“Wilshire”) and LA Capital Management and Equity Research, Inc. (“LA Capital”) and Ranger Investment Management, L.P. (“Ranger”) pursuant to which LA Capital and Ranger serve as sub-advisers to the Small Cap Growth Fund effective October 3, 2011.  In conjunction with the hiring of LA Capital and Ranger as sub-advisers, Wilshire terminated TWIN Capital Management, Inc. and Copper Rock Capital Partners, LLC as sub-advisers to the Small Cap Growth Fund. Wilshire, the Trust’s investment adviser, continues to oversee the sub-advisers.

The next few pages of this package feature more information about each new sub-adviser, including its investment processes and style.  Please take a few moments to read them and call us at 1-888-200-6796 if you have any questions.

On behalf of the Board of Trustees, I thank you for your continued investment in Wilshire Variable Insurance Trust.

Sincerely, /s/ Jamie Ohl Jamie Ohl President

WILSHIRE VARIABLE INSURANCE TRUST

INFORMATION STATEMENT TO THE

SHAREHOLDERS OF THE

SMALL CAP GROWTH FUND

This document is an Information Statement and is being furnished to shareholders of the Small Cap Growth Fund (the “Fund”), a series of Wilshire Variable Insurance Trust (the “Trust”), in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (the “SEC”).  Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) serves as the investment adviser for the Trust.  The exemptive order permits Wilshire to employ additional sub-advisers, terminate sub-advisers, and modify sub-advisory agreements without prior approval of the Trust’s shareholders.

Under the SEC order, if Wilshire retains a new sub-adviser or materially changes an existing sub-advisory agreement between Wilshire and a sub-adviser, shareholders of the affected funds of the Trust are required to be provided an Information Statement explaining any changes and disclosing the aggregate fees paid to the sub-advisers as a result of those changes.  A copy of the sub-advisory agreements with LA Capital and Ranger are attached to this Information Statement as Appendix A.

This Information Statement is being mailed on or about October 31, 2011 to the shareholders of the Fund of record as of October 3, 2011 (the “Record Date”).  The Fund will bear the expenses incurred in connection with preparing and mailing this Information Statement.  As of the Record Date, 2,683,947.312 shares of the Fund were issued and outstanding.  Information on shareholders who owned beneficially 5% or more of the shares of the Fund as of the Record Date is set forth in Appendix B.  To the knowledge of the Trust, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund and of the Trust as of the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Appointment of New Sub-Advisers to the Small Cap Growth Fund

On August 26, 2011, the Board of Trustees of the Trust approved sub-advisory agreements between Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) and each of LA Capital Management and Equity Research, Inc. (“LA Capital”) and Ranger Investment Management, L.P. (“Ranger”) pursuant to which LA Capital and Ranger (each a “Sub-adviser” and collectively, the “Sub-advisers”) serve as new sub-advisers to the Fund effective October 3, 2011.  In conjunction with the hiring of LA Capital and Ranger as sub-advisers, Wilshire terminated TWIN Capital Management, Inc. and Copper Rock Capital Partners, LLC as sub-advisers to the Fund effective October 3, 2011. Wilshire, the Trust’s investment adviser, continues to oversee the sub-advisers.  A copy of the sub-advisory agreements with LA Capital and Ranger are attached to this Information Statement as Appendix A.

At the meeting on August 26, 2011, in connection with the review of Wilshire’s proposed sub-advisory agreements with LA Capital and Ranger (each an “Agreement” and collectively, the “Agreements”), the Board evaluated information provided by Wilshire and each Sub-adviser in accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”).

The information in this summary outlines the Board’s considerations associated with its approval of the Agreements.  In connection with its deliberations regarding the approval of these arrangements, the Board considered such information and factors as it believed to be relevant.  As described below, the Board considered the nature, extent and quality of the services to be performed by the Sub-advisers under the sub-advisory arrangements; the profits to be realized by the Sub-advisers; the extent to which each Sub-adviser will realize economies of scale as the Fund grows; and whether any fall-out benefits will be realized by the Sub-advisers.  In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel.  In addition, the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”) discussed the approval of the Agreements with management and in private sessions with counsel at which no representatives of the Sub-advisers were present.

As required by the 1940 Act, each approval was confirmed by the unanimous separate vote of the Independent Trustees. In deciding to approve the Agreements, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered.  However, the Board concluded, after reviewing the various factors, in favor of such approval.

As noted above, the Board, including all the Independent Trustees, considered the Agreements at the Board’s August 26, 2011 meeting. The Adviser sent a memorandum to the Sub-advisers requesting information regarding the Agreements to be provided to the Trustees in advance of the meeting.

In response to the request for information, the Trustees received information from the Adviser regarding the factors underlying its recommendation to approve each Agreement.  The Trustees also reviewed information from each Sub-adviser describing:  (i) the nature, extent and quality of services to be provided, (ii) the investment performance of another fund in the Wilshire complex managed by the Sub-adviser that is similar to the Fund, (iii) the financial condition of the Sub-adviser, (iv) the extent to which economies of scale may be realized as the Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid by other registered investment companies and comparable advisory clients, as applicable, and (vii) benefits to be realized by the Sub-adviser from its relationship with the Fund.  The Independent Trustees also received a memorandum from counsel describing their duties in connection with contract approval, and they were assisted in their review by independent legal counsel.

Prior to consideration by the Board, the Contract Review Committee met on August 25, 2011 to discuss the information provided.  It also considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Trustees), which also met on August 25, 2011 to review data on each Sub-adviser’s performance.  Following its evaluation of all materials provided, the Contract Review Committee concluded that it was in the best interests of the Fund to approve the Agreements and recommended to the Board that the Agreements be approved.  At its meeting on August 26, 2011, the Board considered the recommendation of the Contract Review Committee along with the other factors that the Board deemed relevant.

The Board considered the nature, extent and quality of services to be provided under the Agreements.  The Board considered the reputation, qualifications and background of each Sub-adviser, the investment approach of the Sub-adviser, experience and skills of investment personnel to be responsible for the day-to-day management of the Fund, and the resources made available to such personnel.  The Board also considered each Sub-adviser’s general legal compliance.  In addition, the Board considered the analysis provided by the Adviser, which concluded that each Sub-adviser would provide reasonable services and recommended that the Agreements be approved.

The Board considered that the Sub-advisers manage similar strategies to the Fund and considered each Sub-adviser’s experience in managing other funds in the Wilshire complex.  The Board noted that LA Capital and Ranger had met or exceeded acceptable levels of performance with respect to such other Wilshire funds.

The Board considered each Sub-adviser’s proposed sub-advisory fee. The Board evaluated the competitiveness of the sub-advisory fees based upon data supplied by the Sub-advisers about fees charged to other clients.  The Board also considered that the sub-advisory fee rates were negotiated at arm’s length between the Adviser and each Sub-adviser, that the Adviser compensates the Sub-advisers from its fees and that the aggregate advisory fee had previously been deemed reasonable by the Board.

Based upon all of the above, the Board determined that the sub-advisory fees for each Sub-adviser were reasonable.

The Board noted that the Adviser compensates each Sub-adviser from its own advisory fees and that the fees were negotiated at arm’s length between the Adviser and the Sub-advisers.

In addition, the Board noted that the revenues to the Sub-advisers would be limited due to the size of the Fund. The Board took these factors into account in concluding that the sub-advisory fees were reasonable.

The Board considered whether there may be economies of scale with respect to the sub-advisory services to be provided to the Fund and whether the sub-advisory fees reflect such economies of scale through breakpoints in fees.  The Board also considered whether the effective sub-advisory fee rates under the Agreements are reasonable in relation to the asset size of the Fund.  The Board concluded that the fee schedule for each Sub-adviser reflects an appropriate recognition of any economies of scale.

The Board also considered the character and amount of other incidental benefits to be received by each Sub-adviser, including the Sub-adviser’s soft dollar practices.  The Board concluded that, taking into account the benefits arising from these practices, the fees to be charged under the Agreements are reasonable.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund.

LA Capital

LA Capital, located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025, had approximately $6.1 billion in assets under management as of July 31, 2011.

LA Capital uses its proprietary “Dynamic Alpha” stock selection model to seek to generate incremental returns above the Fund’s benchmark, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk become sell candidates while securities with improving alphas or those which decrease portfolio risk become buy candidates.

Thomas D. Stevens, CFA, Chairman and President, Hal W. Reynolds, CFA, Chief Investment Officer, and Daniel E. Allen, CFA, Director of Global Equities, are the senior portfolio managers for LA Capital’s allocated portion of the Fund.  From 1980 until April 2002, when LA Capital was formed, Mr. Stevens, a founding Principal of LA Capital, was employed by Wilshire Associates Incorporated, where he served as a Senior Managing Director and Principal. Previously, he directed its Equity Division before assuming responsibility for Wilshire Asset Management, which he headed for 16 years. Mr. Reynolds is one of the founding Principals of LA Capital.  Prior to co-founding LA Capital, Mr. Reynolds was a Managing Director and Principal at Wilshire Associates Incorporated. In 1998, he joined Wilshire Asset Management as the Chief Investment Officer and in 1989, joined the consulting division where he served as a senior consultant to large ERISA plans. Prior to joining LA Capital in 2009, Mr. Allen, a Principal, was a Senior Managing Director and Board member of Wilshire Associates Incorporated. Mr. Allen began in the Equity Management Division in 1983, joined Wilshire’s Consulting Division in 1991, and in 1998, he moved to Europe to lead Wilshire’s Private Markets Group asset management activities in the region, where he also served on the Global

Investment Committee before returning to Los Angeles in 2008 as a Management Committee member of the Private Markets Group.

Ranger

Ranger, located at 300 Crescent Court, Suite 1100, Dallas, Texas 75201, had approximately $1.28 billion in assets under management as of June 30, 2011.

W. Conrad Doenges is primarily responsible for the day-to-day management of Ranger’s allocated portion of the Fund’s assets. Mr. Doenges joined Ranger in 2004 and serves as the Portfolio Manager for the firm’s small, mid and smid-cap growth strategies. Mr. Doenges also has primary research responsibility for consumer discretionary, consumer staples and producer durables companies. Prior to joining Ranger, Mr. Doenges served as a partner, Managing Director and Co-Chief Investment Officer for John McStay Investment Counsel. Mr. Doenges was employed by John McStay from 1998 to 2004.

Ranger’s investment team searches for quality growth companies by implementing a bottom-up, fundamental research driven security selection process. In the research process, Ranger focuses on identifying small and mid capitalization U.S. equities characterized by accelerating revenue and earnings growth, high recurring revenues, strong balance sheets and free cash flow generation. In addition to extensive quantitative analysis, Ranger gives careful consideration to qualitative analysis and judgment of the management team, accounting practices, corporate governance and the company’s competitive advantage. Ranger utilizes a proprietary system to identify companies that violate the firm’s sell disciplines. Ranger seeks to identify problem stocks early and enhance performance by removing them before they become significant problems.

Aggregate Fees

Wilshire’s annual advisory fee for the Fund is 1.15%.  For the fiscal year ended December 31, 2010, the Fund paid Wilshire $409,499 in advisory fees.  For the fiscal year ended December 31, 2010, Wilshire voluntarily waived 0.20% of its advisory fees for the Fund.

For the fiscal year ended December 31, 2010, the aggregate sub-advisory fees paid by Wilshire to all sub-advisers with respect to the Fund totaled $194,345.  These aggregate sub-advisory fees represented 0.48% of the total net assets of the Fund as of the fiscal year ended December 31, 2010.

For the fiscal year ended December 31, 2010, the aggregate sub-advisory fees that would have been paid by Wilshire if the Agreements were in effect with respect to the Fund were $190,169.  The percentage difference between the amounts actually paid by Wilshire and the amounts that would have been paid by Wilshire under the Agreements is -2.15%.

All sub-advisory fees are paid by Wilshire and not the Trust.  The fees paid by Wilshire to each sub-adviser depend on the fee rates negotiated by Wilshire and on the percentage of the Fund’s assets allocated to each Sub-adviser by Wilshire.  Because Wilshire pays each Sub-

adviser’s fees out of its own fees received from the Trust, there is no “duplication” of advisory fees paid.

Terms of Agreements

The Agreements with LA Capital and Ranger will continue in effect until August 31, 2013, unless sooner terminated as provided in certain provisions contained in the Agreements.  The Agreements will continue in effect from year to year thereafter so long as they are specifically approved for the Fund at least annually in the manner required by the 1940 Act.

The Agreements will automatically terminate in the event of their assignment (as defined in the 1940 Act) and may be terminated at any time without payment of any penalty by Wilshire or the Sub-adviser on sixty days’ prior written notice to the other party.  An Agreement may also be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) on sixty days’ written notice to the Sub-adviser by the Fund.  The Agreements will automatically terminate with respect to the Fund if the Investment Advisory Agreement between Wilshire and the Fund is terminated, assigned or not renewed.

Additional Disclosure Regarding the Sub-advisers

The names and principal occupations of the principal executive officers and each director of LA Capital, all located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025, are listed below:

NAME	TITLE/PRINCIPAL OCCUPATION
Thomas Stevens	Chairman
Hal Reynolds	Chief Investment Officer
David Borger	Director of Research
Stuart Matsudaa	Director of Trading

The names and principal occupations of the principal executive officers and each partner of Ranger, all located at 300 Crescent Court, Suite 1100, Dallas, Texas 75201, are listed below:

NAME	TITLE/PRINCIPAL OCCUPATION
W. Conrad Doenges	Principal, Portfolio Manager
Scott Canon	Principal, President
Jay Thompson	Principal, Chief Operating Officer/Chief Financial Officer
Nim Hacker	Principal, General Counsel
Tom Burson	Chief Compliance Officer

Distributor and Administrator

Pursuant to an Underwriting Agreement, SEI Investments Distribution Co., 1 Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares.  SEI Investments Global Funds Services (the “Administrator”), 1 Freedom Valley Drive, Oaks, Pennsylvania  19456, an affiliate of the Distributor, is the administrator for the Trust.  SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interests in the Administrator.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Information Statement will be sent to shareholders at the same address. If you would like to receive a separate copy of the Information Statement, please call 1-888- 200-6796. If you currently receive multiple copies of Information Statements, proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-888-200-6796 or write to the Fund c/o DST Systems, Inc., at 430 W. 7th Street, Kansas City, MO 64105.

Other Information

THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS OF THE FUND UPON REQUEST.  REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO WILSHIRE VARIABLE INSURANCE TRUST C/O DST SYSTEMS, INC. 333 W. 11TH STREET, KANSAS CITY, MO 64105, OR BY CALLING 1-888-200-6796.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THIS INFORMATION STATEMENT:
The Information Statement is available at: www.wilfunds.com/vit.

APPENDIX A

INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement (“Agreement”) is made as of the 1st day of September, 2011 (the “Effective Date”) by and between Wilshire Associates Incorporated, a California corporation (“Adviser”), and Los Angeles Capital Management and Equity Research, Inc., a registered investment adviser (“Sub-Adviser”).

Whereas Adviser is the investment adviser of the Wilshire Variable Insurance Trust Funds (the “Fund”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), currently consisting of nine separate series or portfolios (collectively, the “Fund Portfolios”) including the Wilshire Variable Insurance Trust Equity Fund, the Wilshire Variable Insurance Trust Income Fund, the Wilshire Variable Insurance Trust Balanced Fund, the Wilshire Variable Insurance Trust Socially Responsible Fund, the Wilshire Variable Insurance Trust International Equity Fund, the Wilshire Variable Insurance Trust Small Cap Growth Fund, the Wilshire Variable Insurance Trust 2015 ETF Fund, the Wilshire Variable Insurance Trust 2025 ETF Fund and the Wilshire Variable Insurance Trust 2035 ETF Fund;

Whereas Adviser desires to retain Sub-Adviser to furnish investment advisory services for the Fund Portfolio(s) as described in Exhibit 1 – Fund Portfolio Listing, as may be amended from time to time, and Sub-Adviser wishes to provide such services, upon the terms and conditions set forth herein;

Now Therefore, in consideration of the mutual covenants herein contained, the parties agree as follows:

1.         Appointment.  Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund Portfolio described in Exhibit 1 for the period and on the terms set forth in this Agreement.  Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.

2.         Sub-Adviser Services.  Subject always to the supervision of the Fund’s Board of Trustees and Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, such portion of the assets of each applicable Fund Portfolio as Adviser shall from time to time designate (each a “Portfolio Segment”) and place all orders for the purchase and sale of securities on behalf of each Portfolio Segment.  In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and each applicable Fund Portfolio and will monitor such Portfolio Segment’s investments, and will comply with the provisions of the Fund’s Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each applicable Fund Portfolio as set forth in the prospectus and Statement of Additional Information for each Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations as may be provided by Adviser to Sub-Adviser in writing from time to time.

Sub-Adviser will provide reports at least quarterly to the Board of Trustees and to Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Trustees from time to time at reasonable times to review investment policies of each Fund Portfolio with respect to each Portfolio Segment and to consult with Adviser regarding the investment affairs of each Portfolio Segment.

Sub-Adviser agrees that it:

(a)        will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)        will conform with all applicable provisions of the 1940 Act and rules and regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for each Portfolio Segment to comply with subchapter M of the Internal Revenue Code as if each were a regulated investment company thereunder;

(c)        to the extent authorized by Adviser in writing, and to the extent permitted by law, will execute purchases and sales of portfolio securities and other investments for each Portfolio Segment through brokers or dealers designated by management of the Fund to Adviser for the purpose of providing direct benefits to the Fund, provided that Sub-Adviser determines that such brokers or dealers will provide best execution in view of all appropriate factors, and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment to such brokers or dealers for the account of the relevant Fund Portfolio.  Adviser understands and has advised the Fund’s Board of Trustees that the brokerage commissions or transaction costs in such transactions may be higher than those which the Sub-Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund;

(d)        is authorized to and will select all other brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio Segment and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment for the account of each Fund Portfolio. In making such selection, Sub-Adviser is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of a Portfolio Segment’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.  With respect to transactions under sub-paragraph (c) or this sub-paragraph (d), it is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of any Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused a Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of a Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.  The Adviser may, from time to time, engage other sub-advisers to advise portions of a Fund Portfolio other than the Portfolio Segment.  The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser with respect to transactions in securities or other assets concerning a Fund Portfolio, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates;

(e)        is authorized to consider for investment by each Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser.  To assure fair treatment of each Portfolio Segment and all other clients of Sub-Adviser in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Portfolio Segment and other clients in a manner deemed equitable by Sub-Adviser.  Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in each Portfolio Segment with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser.  When an order is so aggregated, the actual prices applicable to the aggregated transaction will be averaged and each Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs incurred in effecting the aggregated transaction will be shared on a pro-rata basis among the accounts or portfolios (including each Portfolio Segment) participating in the transaction. Adviser and the Fund understand that Sub-Adviser may not be able to aggregate transactions through brokers or dealers designated by Adviser with transactions through brokers or dealers selected by Sub-Adviser, in which event the prices paid or received by each Portfolio Segment will not be so averaged and may be higher or lower than those paid or received by other accounts or portfolios of Sub-Adviser;

(f)        will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times the management of each Portfolio Segment, including without limitation, review of the general investment strategies of each Portfolio Segment, the performance of each Portfolio Segment in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

(g)        will prepare such books and records with respect to each Portfolio Segment’s securities transactions as requested by Adviser and will furnish Adviser and the Fund’s Board of Trustees such periodic and special reports as the Board or Adviser may reasonably request;

(h)        will vote all proxies and will exercise all rights of tender, exchange, conversion and similar rights with respect to securities in each Portfolio Segment;

(i)         shall have the authority, at its discretion, to file proof of claim forms in connection with any litigation or other proceeding based upon the Sub-Adviser’s records regarding any security held in the Portfolio Segment unless otherwise limited herein.  In determining whether to file proof of claim forms, Sub-Adviser will use reasonable discretion; and

(j)         will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser’s fiduciary duties under this Agreement.

3.         Expenses.  During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement, which shall not include expenses incurred in connection with the cost of securities, including, without limitation, brokerage commissions or fees, if any, purchased for each Portfolio Segment, futures, if any, interest on borrowings, taxes, legal and accounting fees, and all custodian and administrative charges and fees that are specifically related to a Portfolio Segment and incurred by the Fund Portfolio.  Sub-Adviser agrees to bear any Portfolio expenses caused by future changes at Sub-Adviser, such expenses including but not limited to preparing, printing, and mailing to Portfolio shareholders of information statements, updates or “stickers” to prospectuses or statements of additional information.

4.         Compensation.  For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee computed and paid as set forth in Exhibit 2 - Fee Schedule.

5.         Other Services.  Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Fund or a Fund Portfolio or otherwise be deemed an agent of Adviser, the Fund or a Fund Portfolio.  Adviser understands and has advised the Fund’s Board of Trustees that Sub-Adviser may act as an investment adviser or sub-investment adviser to other investment companies and other advisory clients and that advice and actions taken with respect to other investment companies and other advisory clients may differ from the advice given or the timing or nature of action taken with respect to a Fund Portfolio.  Adviser acknowledges that one or more of the other investment companies and other advisory clients may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which a Fund Portfolio may have an interest from time to time, whether in transactions which may involve a Fund Portfolio or otherwise.  Sub-Adviser shall have no obligation to acquire for a Fund Portfolio a position in any investment which any other investment companies and other advisory clients may acquire, and a Fund Portfolio shall have no first refusal, co-investment or other rights in respect of any such investment, either for a Fund Portfolio or otherwise.  Sub-Adviser understands that during the term of this Agreement Adviser may retain one or more other sub-advisers with respect to any portion of the assets of a Fund Portfolio other than each Portfolio Segment.

6.         Affiliated Broker.  Adviser acknowledges that Sub-Adviser is not at the time of execution of this Agreement, a registered broker dealer and that Sub-Adviser does not currently have any affiliate that is a registered broker dealer.  However, in the event that Sub-Adviser becomes a registered broker-dealer or in the future has any affiliate that is a registered broker-dealer, Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for each Fund Portfolio in connection with the purchase or sale of securities or other investments for each Portfolio Segment, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law.  Subject to the requirements of applicable law and any procedures adopted by the Fund’s Board of Trustees, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund Portfolio or the Fund for such services in addition to Sub-Adviser’s fees for services under this Agreement.

7.         Form ADV.  Adviser acknowledges receipt of Part 2A of Sub-Adviser’s Form ADV.

8.         Representations of Sub-Adviser.  Sub-Adviser is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser.  Sub-Adviser: (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act, and (f) will notify Adviser of any change in control of the Sub-Adviser within a reasonable time after such change.

9.         Books and Records.  Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Portfolio Segment’s investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act.  Sub-Adviser agrees that all books and records which it maintains for each Fund Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser’s or the Fund’s request (provided, however, that Sub-Adviser may retain copies of such records and may use such records in calculating its performance).  All such books and records shall be made available, within five business days of a written request, to the Fund’s accountants or auditors during regular business hours at Sub-Adviser’s offices.  Adviser and the Fund or either of their authorized representatives shall have the right to copy any records in the possession of Sub-Adviser which pertain to each Fund

Portfolio or the Fund.  Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations.  In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund (provided, however, that Sub-Adviser may retain copies of such records as required by law).

Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in writing by Adviser or the Fund, or if such disclosure is required or requested by federal or state regulatory authorities.  Sub-Adviser may disclose the investment performance of each Portfolio Segment, provided that such disclosure does not reveal the identity of Adviser, each Fund Portfolio or the Fund or the composition of each Portfolio Segment.  Sub-Adviser may disclose that Adviser, the Fund and each Fund Portfolio are its clients; provided, however, that Sub-Adviser will not advertise or market its relationship with Adviser or the Fund or issue press releases regarding such relationships without the express written prior consent of Adviser.  Notwithstanding the foregoing, Sub-Adviser may disclose (i) the investment performance of each Portfolio Segment to Fund officers and trustees and other service providers of the Fund, and (ii) any investment performance that is public information to any person. Any computer systems, software or hardware, or other procedures developed by Sub-Adviser in performance of its obligations under this Agreement shall remain the exclusive property of Sub-Adviser.

10.       Code of Ethics.  Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Fund with a copy of such code.  Within 35 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser’s code of ethics or, if any violation has occurred that is material to the Fund, the nature of such violation and of the action taken in response to such violation.

11.       Limitation of Liability.  Neither Sub-Adviser nor any of its directors, partners, officers, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith, or negligence on Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or to the extent provided under the Advisers Act.  Sub-Adviser shall not have any responsibilities with respect to any assets of the Fund other than the Portfolio Segment.  Sub-Adviser shall not be responsible for any loss incurred by reason of any act or omission of any custodian or Adviser.

Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, employees and any person who controls Adviser for any loss or expense (including reasonable attorneys’ fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio, made by Sub-Adviser and provided to Adviser or the Fund by Sub-Adviser.

Adviser agrees to indemnify and defend Sub-Adviser, its officers, directors, employees and any person who controls Sub-Adviser for any loss or expense (including reasonable attorneys’ fees) arising out of Adviser’s (including its employees or representatives or any person acting on Adviser’s behalf) willful misfeasance, bad faith or negligence with respect to its responsibilities as investment adviser of the Fund under applicable law.

12.       Term and Termination.  This Agreement shall become effective with respect to each Portfolio Segment on the Effective Date, and shall remain in full force until August 31, 2013, unless sooner terminated as hereinafter provided.  This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall terminate as follows:

(a)        This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated with respect to any Fund Portfolio at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days written notice to the other party.  This Agreement may also be terminated by the Fund with respect to any Fund Portfolio by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund Portfolio on sixty days written notice to Sub-Adviser by the Fund.

(b)        This Agreement may be terminated with respect to any Fund Portfolio at any time without payment of any penalty by Adviser, the Board of Trustees or a vote of majority of the outstanding voting securities of such Fund Portfolio in the event that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a material breach of the covenants of Sub-Adviser under this Agreement.

(c)        This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Advisory Agreement, as amended, between Adviser and the Fund with respect to that Fund Portfolio is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in Section 4 earned prior to such termination.

13.       Notice.  Any notice under this Agreement by a party shall be in writing, addressed and delivered, mailed postage prepaid, or sent by facsimile transmission with confirmation of receipt, to the other party at such address as such other party may designate for the receipt of such notice.

14.       Limitations on Liability.  All parties are expressly put on notice of the Fund’s Declaration of Trust and all amendments thereto, and the limitation of shareholder and trustee liability contained therein.  The obligations of the Fund entered into in the name or on behalf thereof by any of its trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to each Fund Portfolio for the enforcement of any claims.

15.       Adviser Responsibility and Representations.

Adviser will provide Sub-Adviser with copies of the Fund’s Declaration of Trust, By-laws, Investment Advisory Agreement between the Fund and Adviser (as amended), prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement; provided, however, that no changes or modifications to the foregoing shall be binding on Sub-Adviser until it is notified thereof.  Adviser represents that (a) it is authorized to appoint Sub-Adviser and to execute and deliver this Agreement following appropriate Board approval and action on the part of the Fund;  (b) it is registered with the Securities and Exchange Commission under the Advisers Act; (c) it shall remain so registered throughout the term of this Agreement and shall notify Sub-Adviser immediately if Adviser ceases to be so registered as an investment adviser; (d) it is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (e) it is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (f) it has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, (g) it will promptly notify Sub-Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act, (h) it will notify Sub-Adviser of any change in control of Adviser within a reasonable time after such change; (i) the Fund is registered as an investment company with the Securities and Exchange Commission under the 1940 Act; (j) the Fund shall remain so registered throughout the term of this Agreement and Adviser shall notify Sub-Adviser immediately if the Fund ceases to be so registered as an investment company; and (k) the organization of the Fund and the conduct of the business of the Fund as contemplated by this Agreement materially complies, and shall at all times materially comply, with the requirements imposed upon the Fund by applicable law.

16.       Arbitration of Disputes.  Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect.  The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum.  Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages; provided, however, that no arbitrator shall have the power to award special, consequential or punitive damages.  Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties.  Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction.  If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys’ fees and costs.

17.       Miscellaneous.  This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.  This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

18.       Applicable Law.  This Agreement shall be construed in accordance with applicable federal law and (except as to Section 13 above which will be construed in accordance with Delaware law) the laws of the state of California.

Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED		LOS ANGELES CAPITAL MANAGEMENT AND EQUITY RESEARCH, INC.

By:	/s/ Jamie Ohl	By:	/s/ Thomas D. Stevens
Name:	Jamie Ohl	Name:	Thomas D. Stevens
Title:	President, Wilshire Funds Management	Title:	Chairman

EXHIBIT 1
FUND PORTFOLIO LISTING

Wilshire Variable Insurance Trust Small Cap Growth Fund

EXHIBIT 2
FEE SCHEDULE

Adviser shall pay Sub-Adviser, promptly after receipt by Adviser of its advisory fee from the Fund with respect to each Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Portfolio Segment, at the following annual rates:

Sub-Adviser’s fee shall be accrued daily at 1/365th of the annual rate set forth above.  For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.  Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement (“Agreement”) is made as of the 1st day of September, 2011 (the “Effective Date”) by and between Wilshire Associates Incorporated, a California corporation (“Adviser”), and Ranger Investment Management, L.P., a registered investment adviser (“Sub-Adviser”).

Whereas Adviser is the investment adviser of the Wilshire Variable Insurance Trust Funds (the “Fund”), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), currently consisting of nine separate series or portfolios (collectively, the “Fund Portfolios”) including the Wilshire Variable Insurance Trust Equity Fund, the Wilshire Variable Insurance Trust Income Fund, the Wilshire Variable Insurance Trust Balanced Fund, the Wilshire Variable Insurance Trust Socially Responsible Fund, the Wilshire Variable Insurance Trust International Equity Fund, the Wilshire Variable Insurance Trust Small Cap Growth Fund, the Wilshire Variable Insurance Trust 2015 ETF Fund, the Wilshire Variable Insurance Trust 2025 ETF Fund and the Wilshire Variable Insurance Trust 2035 ETF Fund;

Whereas Adviser desires to retain Sub-Adviser  to furnish investment advisory services for the Fund Portfolio(s) as described in Exhibit 1 – Fund Portfolio Listing, as may be amended from time to time, and Sub-Adviser wishes to provide such services, upon the terms and conditions set forth herein;

Now Therefore, in consideration of the mutual covenants herein contained, the parties agree as follows:

1.         Appointment.  Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund Portfolio for the period and on the terms set forth in this Agreement.  Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.

2.         Sub-Adviser Services.  Subject always to the supervision of the Fund’s Board of Trustees and Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, such portion of the assets of each Fund Portfolio as Adviser shall from time to time designate (each a “Portfolio Segment”) and place all orders for the purchase and sale of securities on behalf of each Portfolio Segment.  In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and each Fund Portfolio and will monitor a Portfolio Segment’s investments, and will comply with the provisions of the Fund’s Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each Fund Portfolio as set forth in the prospectus and Statement of Additional Information for each Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations as may be provided by Adviser to Sub-Adviser in writing from time to time.

Sub-Adviser will provide reports at least quarterly to the Board of Trustees and to Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Trustees from time to time at reasonable times to review investment policies of each Fund Portfolio with respect to each Portfolio Segment and to consult with Adviser regarding the investment affairs of each Portfolio Segment.

Sub-Adviser agrees that it:

(a)        will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)        will conform with all applicable provisions of the 1940 Act and rules and regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for each Portfolio Segment to comply with subchapter M of the Internal Revenue Code as if each were a regulated investment company thereunder;

(c)        to the extent authorized by Adviser in writing, and to the extent permitted by law, will execute purchases and sales of portfolio securities and other investments for each Portfolio Segment through brokers or dealers designated by management of the Fund to Adviser for the purpose of providing direct benefits to the Fund, provided that Sub-Adviser determines that such brokers or dealers will provide best execution in view of all appropriate factors, and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment to such brokers or dealers for the account of the relevant Fund Portfolio.  Adviser and the Fund understand that the brokerage commissions or transaction costs in such transactions may be higher than those which the Sub-Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund;

(d)        is authorized to and will select all other brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio Segment and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment for the account of each Fund Portfolio. In making such selection, Sub-Adviser is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of a Portfolio Segment’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.  With respect to transactions under sub-paragraph (c) or this sub-paragraph (d), it is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of any Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused a Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of a Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.  The Adviser may, from time to time, engage other sub-advisers to advise portions of a Fund Portfolio other than the Portfolio Segment.  The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser with respect to transactions in securities or other assets concerning a Fund Portfolio, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

(e)        is authorized to consider for investment by each Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser.  To assure fair treatment of each Portfolio Segment and all other clients of Sub-Adviser in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Portfolio Segment and other clients in a manner deemed equitable by Sub-Adviser.  Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in each Portfolio Segment with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser.  When an order is so aggregated, the actual prices applicable to the aggregated transaction will be averaged and each Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs incurred in effecting the aggregated transaction will be shared on a pro-rata basis among the accounts or portfolios (including each Portfolio Segment) participating in the transaction. Adviser and the Fund understand that Sub-Adviser may not be able to aggregate transactions through brokers or dealers designated by Adviser with transactions through brokers or dealers selected by Sub-Adviser, in which event the prices paid or received by each Portfolio Segment will not be so averaged and may be higher or lower than those paid or received by other accounts or portfolios of Sub-Adviser;

(f)        will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times the management of each Portfolio Segment, including without limitation, review of the general investment strategies of each Portfolio Segment, the performance of each Portfolio Segment in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

(g)        will prepare such books and records with respect to each Portfolio Segment’s securities transactions as requested by Adviser and will furnish Adviser and the Fund’s Board of Trustees such periodic and special reports as the Board or Adviser may reasonably request;

(h)        will vote all proxies with respect to securities in each Portfolio Segment;

(i)         shall have the authority, at its discretion, to file proof of claim forms in connection with any litigation or other proceeding based upon the Sub-Adviser’s records regarding any security held in the Portfolio Segment unless otherwise limited herein.  In determining whether to file proof of claim forms, Sub-Adviser will use reasonable discretion; and

(j)         will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser’s fiduciary duties under this Agreement.

3.         Expenses.  During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement, which shall not include the cost of securities (including brokerage commissions, if any) purchased for each Portfolio Segment.  Sub-Adviser agrees to bear any Portfolio expenses caused by future changes at Sub-Adviser, such expenses including but not limited to preparing, printing, and mailing to Portfolio shareholders of information statements or stickers to or complete prospectuses or statements of additional information.  Notwithstanding the above, Sub-Adviser may terminate this Agreement in lieu of bearing any Portfolio expenses caused by these future changes.

4.         Compensation.  For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee computed and paid as set forth in Exhibit 2 - Fee Schedule.

5.         Other Services.  Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Fund or a Fund Portfolio or otherwise be deemed an agent of Adviser, the Fund or a Fund Portfolio.  Adviser understands and has advised the Fund’s Board of Trustees that Sub-Adviser may act as an investment adviser or sub-investment adviser to other investment companies and other advisory clients.  Sub-Adviser understands that during the term of this Agreement Adviser may retain one or more other sub-advisers with respect to any portion of the assets of a Fund Portfolio other than each Portfolio Segment.

6.         Affiliated Broker.  Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for each Fund Portfolio in connection with the purchase or sale of securities or other investments for each Portfolio Segment, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law.  Subject to the requirements of applicable law and any procedures adopted by the Fund’s Board of Trustees, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund Portfolio or the Fund for such services in addition to Sub-Adviser’s fees for services under this Agreement.

7.         Representations of Sub-Adviser.  Sub-Adviser is registered with the Securities and Exchange Commission under the Advisers Act.  Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser.  Sub-Adviser: (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act, and (f) will notify Adviser of any change in control of the Sub-Adviser within a reasonable time after such change.

8.         Books and Records.  Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Portfolio Segment’s investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act.  Sub-Adviser agrees that all books and records which it maintains for each Fund Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser’s or the Fund’s request (provided, however, that Sub-Adviser may retain copies of such records).  All such books and records shall be made available, within five business days of a written request, to the Fund’s accountants or auditors during regular business hours at Sub-Adviser’s offices.  Adviser and the Fund or either of their authorized representatives shall have the right to copy any records in the possession of Sub-Adviser which pertain to each Fund Portfolio or the Fund.  Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations.  In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund (provided, however, that Sub-Adviser may retain copies of such records as required by law).

Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in writing by Adviser or the Fund, or if such disclosure is required by federal or state regulatory authorities.  Sub-Adviser may disclose the investment performance of each Portfolio Segment, provided that such disclosure does not reveal the identity of Adviser, each Fund Portfolio or the Fund or the composition of each Portfolio Segment.  Sub-Adviser may, disclose that Adviser, the Fund and each Fund Portfolio are its clients; provided, however, that Sub-Adviser will not advertise or market its relationship with Adviser or the Fund or issue press releases regarding such relationships without the express written prior consent of Adviser.  Notwithstanding the foregoing, Sub-Adviser may disclose (i) the investment performance of each Portfolio Segment to Fund officers and trustees and other service providers of the Fund, and (ii) any investment performance that is public information to any person.

9.         Code of Ethics.  Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Fund with a copy of such code.  Within 35 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser’s code of ethics or, if any violation has occurred that is material to the Fund, the nature of such violation and of the action taken in response to such violation.

10.       Limitation of Liability.  Neither Sub-Adviser nor any of its partners, officers, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith, or negligence on Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, employees and any person who controls Adviser for any loss or expense (including reasonable attorneys’ fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio, made by Sub-Adviser and provided to Adviser or the Fund by Sub-Adviser.

Adviser agrees to indemnify and defend Sub-Adviser, its officers, directors, employees and any person who controls Sub-Adviser for any loss or expense (including reasonable attorneys’ fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio for which information was not provided to Adviser or the Fund by Sub-Adviser, provided, however, that the Sub-Adviser and its affiliates shall repay any such indemnification (i) in the event that payment was made by Advisor for an alleged material misstatement or omission and such alleged material misstatement or omission is found not to have occurred and (ii) with respect to any loss or expense which was determined by a court of competent jurisdiction to be caused by negligence, willful malfeasance or fraud of the Sub-Adviser.

11.       Term and Termination.  This Agreement shall become effective with respect to each Portfolio Segment on the Effective Date, and shall remain in full force until August 31, 2013, unless sooner terminated as hereinafter provided.  This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall terminate as follows:

(a)        This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated with respect to any Fund Portfolio at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days written notice to the other party.  This Agreement may also be terminated by the Fund with respect to any Fund Portfolio by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund Portfolio (as defined in the 1940 Act) on sixty days written notice to Sub-Adviser by the Fund.

(b)        This Agreement may be terminated with respect to any Fund Portfolios at any time without payment of any penalty by Adviser, the Board of Trustees or a vote of majority of the outstanding voting securities of such Fund Portfolio in the event that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a material breach of the covenants of Sub-Adviser under this Agreement.

(c)        This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and the Fund with respect to that Fund Portfolio is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in Section 4 earned prior to such termination.

12.       Notice.  Any notice under this Agreement by a party shall be in writing, addressed and delivered, mailed postage prepaid, or sent by facsimile transmission with confirmation of receipt, to the other party at such address as such other party may designate for the receipt of such notice.

13.       Limitations on Liability.  All parties are expressly put on notice of the Fund’s Declaration of Trust and all amendments thereto, and the limitation of shareholder and trustee liability contained therein.  The obligations of the Fund entered into in the name or on behalf thereof by any of its trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to each Fund Portfolio for the enforcement of any claims.

14.       Adviser Responsibility.  Adviser will provide Sub-Adviser with copies of the Fund’s Declaration of Trust, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement; provided, however, that no changes or modifications to the foregoing shall be binding on Sub-Adviser until it is notified thereof.

15.           Arbitration of Disputes.  Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect.  The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum.  Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages.  Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties.  Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction.  If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys’ fees and costs.

16.       Miscellaneous.  This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.  This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

17.       Applicable Law.  This Agreement shall be construed in accordance with applicable federal law and (except as to Section 13 above which will be construed in accordance with Delaware law) the laws of the state of California.

Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED		RANGER INVESTMENT MANAGEMENT, L.P.

		By:	Ranger Investment Group, L.L.C. Its General Partner

By:	/s/ Jamie Ohl	By:	/s/ K. Scott Canon
Name:	Jamie Ohl	Name:	K. Scott Canon
Title:	President, Wilshire Funds Management	Title:	Authorized Signatory

EXHIBIT 1
FUND PORTFOLIO LISTING

Wilshire Variable Insurance Trust Small Cap Growth Fund

EXHIBIT 2
FEE SCHEDULE

Adviser shall pay Sub-Adviser, promptly after receipt by Adviser of its advisory fee from the Fund with respect to each Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Portfolio Segment, at the following annual rates:

Sub-Adviser’s fee shall be accrued daily at 1/365th of the annual rate set forth above.  For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.  Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

APPENDIX B

The following table sets forth, as of October 3, 2011, the holders of the shares of the Fund known by the Fund to own, control or hold with power to vote 5% or more of its outstanding securities.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND

Shareholders	Percentage Owned
Horace Mann Life Insurance Separate Account Attn: Kris Cervellone 1 Horace Mann Plz Springfield IL 62715-0002	100.00%

B-1